SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported):  June 10, 2004


                     First Cash Financial Services, Inc.
                     -----------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


             0-19133                               75-2237318
             -------                               ----------
    (Commission File Number)            (IRS Employer Identification No.)


           690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
           -------------------------------------------------------
         (Address of principal executive offices, including zip code)


                               (817) 460-3947
                               --------------
             (Registrant's telephone number, including area code)

 Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits Plan

      On June 10, 2004, First Cash Financial Services, Inc. announced that there will be a prohibition on trading in the Company's securities for its officers and directors during a blackout period expected to begin on June 28, 2004 and continue through June 30, 2004. A copy of the notice provided to officers and directors regarding the trading restriction is attached as
 Exhibit 99.1 to this Current Report on Form 8-K.



                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



 Dated:  June 10, 2004         FIRST CASH FINANCIAL SERVICES, INC.
                               -----------------------------------
                               (Registrant)


                               /s/ R. DOUGLAS ORR
                               ------------------------
                               R. Douglas Orr
                               Chief Accounting Officer